Pax World Funds Series Trust I

ESG Managers Asset Allocation Portfolios

Supplement Dated May 30, 2014

to the

Prospectus

Dated May 1, 2014

Effective June 2, 2014, the subsections of the Prospectus titled “Portfolio Manager” on pages 11, 20, 29 and 38 are revised to indicate that Jon Hale, Ph.D, CFS is being replaced by Shannon Zimmerman as a portfolio manager for the Funds and that Mr. Zimmerman has served as a portfolio manager since 2014 and has the title of Senior Investment Consultant for Morningstar Associates.

Additionally, the last paragraph on page 58, which sets forth Jon Hale’s biographical information, is replaced with the following:

Shannon Zimmerman is a senior investment consultant for Morningstar Investment Management, a unit of Morningstar, Inc. He is responsible for manager assessment and selection as well as portfolio construction.  Mr. Zimmerman has more than 16 years of investment industry experience. He initially joined Morningstar in 2002 as a fund analyst. Prior to rejoining the firm in 2010, he worked for The Motley Fool as a senior analyst and advisor from 2004 through 2010. Prior to his current role, he served as associate director of active strategies research and director of training for Morningstar’s manager research team. He covered domestic- and international-equity strategies and served as the lead analyst for several fund families. He also oversaw the company’s manager research analyst training program. Mr. Zimmerman holds a bachelor’s degree in English from Rollins College and a doctorate in English from the University of Georgia.

Additionally, the subsection titled “Other Accounts Managed” in the section captioned “Portfolio Managers” on page 44 of the Statement of Additional Information of the ESG Managers Asset Allocation Portfolios dated May 1, 2014 is amended to replace Jon Hale with Shannon Zimmerman.  Mr. Zimmerman does not manage any other pooled vehicles, accounts or registered investment companies.  Also on that same page, in the subsection titled “Ownership of Securities,” Jon Hale is replaced with Shannon Zimmerman, and the corresponding information regarding dollar ranges of shares beneficially owned by the portfolio managers of the Funds is amended to reflect that Mr. Zimmerman does not own shares in any of the Funds.

Shareholders should retain this Supplement for future reference.